Exhibit 10.1

FIRST AMENDMENT TO

CONTRACT FOR THE SALE AND

PURCHASE OF REAL ESTATE

This FIRST AMENDMENT TO CONTRACT FOR THE SALE AND PURCHASE OF REAL ESTATE (hereinafter referred to as “First Amendment”) is made and entered into this the 15th day of September, 2008, by and between Picture Window, LLC, a Mississippi Limited Liability Company, (hereinafter referred to collectively as “Seller”) and MYRIAD WORLD RESORTS OF TUNICA, LLC, a Mississippi limited liability company, (hereinafter referred to as “Purchaser”), collectively referred to as “Parties”.  MYRIAD ENTERTAINMENT AND RESORTS, INC. (“Myriad Entertainment”) and Kenneth M. Murphree, LLC, a Mississippi Limited Liability Company, join in solely and only for the express purpose of consenting to the modifications indicated herein.

WHEREAS, Purchaser and Seller previously entered into that certain Contract for the Sale and Purchase of Real Estate dated July 15, 2008 (the “Original Contract”); and

WHEREAS, the parties desire to modify certain specific terms and conditions of the Original Contract; and

WHEREAS, the parties desire to reduce their agreement and understanding to writing as required by Paragraph 9 of the Original Contract and do hereby do so;

Now therefore, for and in consideration of the mutual covenants, conditions and promises contained herein, the parties do hereby agree and contract as follows:

WITNESSETH:

1.

The portion of Paragraph 2 of the Original Contract referred to as “The cash portion of the purchase price shall be paid as follows:” is modified to read as follows, to wit:

“The cash portion of the purchase price shall be paid as follows:

A.

US $100,000 in cash or via wire transfer shall be paid by Purchaser to Seller on or before July 24, 2008;

B.

US $100,000 in cash or via wire transfer shall be paid by Purchaser to Seller on or before August 15, 2008;

C.

US $150,000 in cash or via wire transfer shall be paid by Purchaser to Seller on or before October 15, 2008;

D.

US $150,000 in cash or via wire transfer shall be paid by Purchaser to Seller on or before November 15, 2008; and

E.

US $35,500,000 in cash or via wire transfer shall be paid by Purchaser to Seller at Closing.

The above Cash Payment listed in paragraph A shall be paid directly to Seller and shall not be held in trust.  The parties acknowledge said payment has been made.  The above Cash Payment listed in paragraph B was timely made and is currently being held by Dulaney Law Firm, L.L.P. pursuant to that certain Escrow Agreement for the Sale of Real Property and Deposit of Earnest Money dated August 13, 2008 executed by the parties and Dulaney Law Firm, L.L.P. (the “Escrow Agreement”).  The execution hereof shall be and is the joint direction, consent and authorization of the Seller and Purchaser to Dulaney Law Firm, L.L.P. to pay the $100,000 (paid pursuant to paragraph B above) being held pursuant to the terms of the Escrow Agreement to Seller.  The above Cash Payments listed in paragraphs C-E shall be delivered to Dulaney Law Firm, L.L.P. to be held pursuant to the Escrow Agreement and applied to the Purchase Price at closing.  Each of the payments, individually and collectively, made pursuant to subparagraphs C-E shall hereinafter be referred to as “earnest money.”  Earnest money shall not include the payment made directly to Seller in subparagraphs A and B above.  The payment referenced by paragraph E shall be paid directly to Seller at closing.  Subject to the provisions contained in this Contract, in the event that Purchaser fails to timely make the payments set forth above, then Seller may terminate this Contract by sending written notice to Purchaser stating that the Purchaser is in default.  If Purchaser does not make the required payment within ten (10) days of written notice by Seller to Purchaser, then the Contract shall be deemed terminated.  In this event, Seller shall retain any monies previously paid to it and any money held pursuant to the Escrow Agreement shall be distributed to Seller.  Purchaser agrees to execute documents reasonably necessary to reflect such termination.”

2.

Paragraph 30 of the Original Contract is hereby modified to read as follows, to wit:

“30.

Notwithstanding the fact that certain paragraphs hereof (including, but not necessarily limited to paragraphs 4, 6, 16 & 17) contemplate that Purchaser might be entitled to a refund of some or all of the earnest money payment, Seller shall be entitled to retain a minimum of $200,000 of the first earnest money payment regardless of issues that might arise.”

3.

Except as specifically modified by paragraphs 1 and 2 above, all other terms, conditions and provisions of the Original Contract remain in full force and effect.

Witness our signatures on the day and year as first above written and by signing this First Amendment each party represents to the Party opposite that this contract has been read in its entirety and all terms, conditions, covenants and obligations are fully understood.

MYRIAD WORLD RESORTS OF

TUNICA, LLC acting through its

Manager:

MYRIAD ENTERTAINMENT AND RESORTS, INC.,

By  /s/

Nicholas A. Lopardo

Title: Chairman and CEO

MYRIAD ENTERTAINMENT AND

RESORTS, INC.

By  /s/

Nicholas A. Lopardo

Title: Chairman and CEO

PICTURE WINDOW, LLC

By  /s/

Shea Leatherman, Member/Manager

KENNETH M. MURPHREE, LLC

By  /s/

Kenneth M. Murphree. Member/Manager

STATE OF

COUNTY OF

Personally appeared before me, the undersigned authority in and for said County and State, the above named Nicholas A. Lopardo, the Chairman and CEO of Myriad Entertainment & Resorts, Inc., the parent and manager of the above named Myriad World Resorts of Tunica, LLC., a Mississippi Limited Liability Company and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of September, 2008.

Notary Public

My Commission Expires:

STATE OF

COUNTY OF

Personally appeared before me, the undersigned authority in and for said County and State, the above named Nicholas A. Lopardo, the Chairman of the Board of the Directors and CEO of the above named Myriad Entertainment and  Resorts, Inc., a Delaware Corporation and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of September, 2008.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Shea Leatherman, the Manager and a Member of the above named Picture Window, LLC, a Mississippi Limited Liability Company and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of September, 2008.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Kenneth M. Murphree, the Manager and a Member of the above named Kenneth M. Muphree, LLC, a Mississippi Limited Liability Company and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of September, 2008.

Notary Public

My Commission Expires:

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